UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2020

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36745 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

50 Health Sciences Drive

Stony Brook, New York 11790

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:

631-240-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APDN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nominations

Applied DNA Sciences, Inc.’s (the “Company”) 2019 annual meeting (the “2019 Annual Meeting”) was held on May 16, 2019. The Company’s Board of Directors has established September 16, 2020 as the date of the Company’s 2020 annual meeting of stockholders (the “2020 Annual Meeting”). The 2020 Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. The Company will publish additional details regarding the exact time, location via the Internet and matters to be voted on at the 2020 Annual Meeting in the Company’s proxy statement for the 2020 Annual Meeting (the “Proxy Statement”). Because the date of the 2020 Annual Meeting represents a change of more than 30 days from the anniversary date of the 2019 Annual Meeting, the deadlines for stockholders to submit proposals and nominations of directors as set forth in the Company’s definitive proxy statement for the 2019 Annual Meeting are no longer effective.

The By-Laws of the Company (the “ByLaws”) provide that, if the date of the annual meeting is more than 30 days before or more than 60 days after the one-year anniversary of the preceding year’s annual meeting, advance written notice of stockholder-proposed business intended to be brought before an annual meeting of stockholders must be received by the Secretary of the Company not later than the 90th day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made. A new deadline has therefore been set for submission of proposals by stockholders in accordance with Rule 14a-5(f) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and consistent with the ByLaws.

To be considered timely, a proposal or notice on Schedule 14N under Rule 14a-18 under the Exchange Act (i) intended to be included in the Proxy Statement under Rule 14a-8 under the Exchange Act or (ii) intended to be presented at the 2020 Annual Meeting other than by inclusion in the Proxy Statement must be received by the Company on or prior to 5:00 p.m. Eastern Time on Monday, August 10, 2020. Any proposal or nomination received after such date will be considered untimely.

Proponents are advised to submit their proposals by certified mail, return receipt requested, addressed to the Company’s Secretary at the Company’s principal executive offices at 50 Health Sciences Drive, Stony Brook, New York 11790. Only proposals and nominations meeting the requirements of applicable U.S. Securities and Exchange Commission rules and of the ByLaws will be considered for inclusion in the Proxy Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2020	APPLIED DNA SCIENCES, INC.

	By:	/s/ James A. Hayward
	Name:	James A. Hayward
	Title:	Chief Executive Officer